AMENDMENT NO. 3
TO
SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT
This Amendment No. 3 to Second Amended and Loan and Security Agreement (this “Amendment”) is entered into this 2nd day of December, 2014 (the “Third Amendment Effective Date”) by and among Aviat Networks, Inc., a Delaware corporation (“Parent”), Aviat US., Inc. (“Opco,” together with Parent, the “US Borrowers”) and Aviat Networks (S) Pte. Ltd., a private company limited by shares formed under the laws of the Republic of Singapore (“Aviat Singapore” or “Singapore Borrower,” and together with the US Borrowers, the “Borrowers”), and Silicon Valley Bank (“Bank”). Capitalized terms used herein without definition shall have the same meanings given them in the Loan Agreement (as defined below).
Recitals
A.Borrowers and Bank have entered into that certain Second Amended and Restated Loan and Security Agreement dated as of March 28, 2014 (as amended, restated, modified and/or supplemented from time to time, the “Loan Agreement”), pursuant to which Bank agreed to extend and make available to Borrowers certain advances of money.
B.Bank has extended credit to Borrowers for the purposes permitted in the Loan Agreement.
C.Borrowers have requested that Bank amend the Loan Agreement to revise a financial reporting covenant, and make certain other revisions to the Loan Agreement as more fully set forth herein.
D.Bank has agreed to so amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.
Agreement
NOW, THEREFORE, in consideration of the foregoing Recitals and intending to be legally bound, the parties hereto agree as follows:

1.	Amendment to Loan Agreement.
1.1Section 6.2 (Financial Statements, Reports, Certificates). Subsection (c) of Section 6.2 of the Loan Agreement is hereby amended and restated in its entirety as follows:
“(c)    as soon as available, and within five (5) days of filing with the SEC, but no later than ninety (90) days after the last day of Parent’s fiscal year, audited consolidated financial statements prepared under GAAP (or IFRS, if applicable), consistently applied, together with an unqualified opinion on the financial statements from an independent certified public accounting firm acceptable to Bank in its reasonable discretion; provided, however, that Parent’s audited consolidated financial statements covering Parent’s fiscal year ended June 27, 2014 must be delivered on or before December 31, 2014;”
1.2Exhibit B to Loan Agreement (Form of Compliance Certificate). Exhibit B to the Loan Agreement is hereby amended in its entirety by deleting it and replacing it with Exhibit B attached to this Amendment. Exhibit B is the only attachment to this Amendment.

2.	Borrowers’ Representations And Warranties. Each Borrower hereby represents and warrants that:
(a)immediately upon giving effect to this Amendment (i) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (ii) no Event of Default has occurred and is continuing;
(b)such Borrower has the corporate power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;
(c)the certificate of incorporation, bylaws and other organizational documents of such Borrower delivered to Bank in connection with the Loan Agreement remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;
(d)the execution and delivery by such Borrower of this Amendment and the performance by such Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized by all necessary corporate action on the part of such Borrower; and
(e)this Amendment has been duly executed and delivered by such Borrower and is the binding obligation of such Borrower, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.
3.Limitation. The amendments set forth in this Amendment shall be limited precisely as written and shall not be deemed (a) to be a waiver or modification of any other term or condition of the Loan Agreement or of any other instrument or agreement referred to therein or to prejudice any right or remedy which Bank may now have or may have in the future under or in connection with the Loan Agreement or any instrument or agreement referred to therein; or (b) to be a consent to any future amendment or modification or waiver to any instrument or agreement the execution and delivery of which is consented to hereby, or to any waiver of any of the provisions thereof. Except as expressly amended hereby, the Loan Agreement shall continue in full force and effect.
4.Effectiveness. This Amendment shall become effective upon (i) delivery of this Amendment, duly executed by each Borrower and Bank, and (ii) payment of all fees and expenses, as described in Section 5 of this Amendment.
5.Fees and Expenses. Borrowers agree to pay Bank Expenses (including the fees and expenses of Bank’s counsel, advisors and consultants) accrued and incurred in connection with the transactions contemplated by this Amendment and all other Bank Expenses (including the fees and expenses of Bank’s counsel, advisors and consultants) payable in accordance with the Loan Agreement.
6.Counterparts. This Amendment may be signed in any number of counterparts, and by different parties hereto in separate counterparts, with the same effect as if the signatures to each such counterpart were upon a single instrument. All counterparts shall be deemed an original of this Amendment.
7.Integration. This Amendment and any documents executed in connection herewith or pursuant hereto contain the entire agreement between the parties with respect to the subject matter hereof and supersede all prior agreements, understandings, offers and negotiations, oral or written, with respect thereto and no extrinsic evidence whatsoever may be introduced in any judicial or arbitration proceeding, if any, involving this Amendment; except that any financing statements or other agreements or instruments filed by Bank with respect to Borrowers and the Collateral shall remain in full force and effect. This Amendment is a Loan Document.
8.Choice of Law, Venue, Jury Trial Waiver, and Judicial Reference. THIS AMENDMENT SHALL BE SUBJECT TO THE PROVISIONS REGARDING CHOICE OF LAW AND VENUE, JURY TRIAL WAIVER, REFERENCE PROCEEDINGS AND ARBITRATION SET FORTH IN SECTION 11 OF THE LOAN AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY REFERENCE, MUTATIS MUTANDIS.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

BORROWERS:
AVIAT NETWORKS, INC.

By    /s/ Edward J. Hayes, Jr.
Name: Edward J. Hayes, Jr.
Title: CFO

AVIAT U.S., INC.

By    /s/ Edward J. Hayes, Jr.
Name: Edward J. Hayes, Jr.
Title: CFO

AVIAT NETWORKS (S) PTE. LTD.

By    /s/ Kevin Holwell
Name: Kevin Holwell
Title: Director

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

BANK:
SILICON VALLEY BANK

By    /s/ Matthew Wright
Name: Matthew Wright
Title: Director

EXHIBIT B

FORM OF COMPLIANCE CERTIFICATE

TO:    SILICON VALLEY BANK                        Date:
FROM: AVIAT NETWORKS, INC.

The undersigned authorized officer of Aviat Networks, Inc. (“Administrative Borrower”) certifies that under the terms and conditions of the Second Amended and Restated Loan and Security Agreement dated as of March 28, 2014 (as amended, modified, supplemented or restated from time to time, the “Loan Agreement”), by and among Administrative Borrower, Aviat U.S., Inc. (“Opco”), Aviat Networks (S) Pte. Ltd. (“Singapore Borrower” and together with the Administrative Borrower and Opco, each a “Borrower” and collectively, “Borrowers”) and Silicon Valley Bank (“Bank”):
(1) Each Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below; (2) there are no Events of Default in existence; (3) all representations and warranties in the Loan Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date; (4) each Borrower, and each of its Subsidiaries, has timely filed all material tax returns and reports that are required to be filed, and each Borrower has timely paid all material foreign, federal, state and local taxes, assessments, deposits and contributions owed by each Borrower except as otherwise permitted pursuant to the terms of Section 5.9 of the Loan Agreement; (5) (a)there are no collective bargaining agreements covering the employees of any Borrower or any of their domestic Subsidiaries, (b) there is not pending, nor (to the knowledge of any Borrower) is there threatened, any strike, walkout, slowdown or work stoppage, or any unfair labor practice complaint or grievance or arbitration proceeding arising out of or under any collective bargaining agreement covering the employees of any Borrower or any of their Subsidiaries that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Change, and (c) the hours worked and payments made to employees of Borrowers and their domestic Subsidiaries have not been in violation in any material respect of the Fair Labor Standards Act or any other applicable law dealing with such matters; and (6) Borrowers are in compliance with Sections 6.1(b) and 6.8 and of the Loan Agreement.

Attached are the required documents supporting the certification. The undersigned certifies that the attached financial statements are prepared in accordance with GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes and except, in the case of unaudited financial statements, for the absence of footnotes and subject to year-end adjustments. The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Loan Agreement, and that compliance is determined not just at the date this certificate is delivered. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Loan Agreement.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies
Transaction Report (in connection with Advance)	With each request for an Advance	Yes No
Monthly Transaction Report	Within 30 days of month end when Streamline Period is in effect for 6 months after the Effective Date and each month thereafter, within 20 days of month end when Streamline Period is in effect	Yes No
Weekly Transaction Report	No later than Friday each week when Streamline Period is not in effect	Yes No
Cash holdings report	Within 30 days of month end	Yes No
Quarterly financial statements with Compliance Certificate	Within 5 days of filing with the SEC, but no later than 45 days after fiscal quarter end	Yes No
Monthly financial statements with Compliance Certificate	Within 30 days of month end	Yes No
Monthly Borrowing Base Reports	Within 30 days of month end when Streamline Period is in effect	Yes No
Weekly Borrowing Base Reports	No later than Friday each week when Streamline Period is not in effect	Yes No
Annual financial statement (CPA Audited) + Compliance Certificate
Within 5 days of filings with the SEC but no later than 90 days after FYE (except for Parent’s audited consolidated annual financial statements covering Parent’s fiscal year ended June 27, 2014, which must be delivered on or before December 31, 2014)
Yes No
10‑Q, 10‑K and 8-K	Within 5 days after filing with SEC	Yes No
Annual operating budgets for upcoming fiscal year and board approval of such annual operating budgets	Within 45 days prior to the FYE but evidence of board approval to be delivered by September 15 of such fiscal year	Yes No
Report of any legal actions pending or threatened in writing against Borrower or any of its Subsidiaries that could result in damages or costs to Borrower or any of its Subsidiaries of, individually or in the aggregate, $1,000,000 or more
	Promptly	Yes No

Financial Covenant	Required		Actual	Complies
Adjusted Quick Ratio	1.05:1.00		____:1.00	Yes No
Maintain on a Quarterly Basis:
EBITDA	Fiscal Quarter End	EBITDA		Yes No
	March 28, 2014	($17,000,000)
	June 27, 2014*	($27,000,000)
	September 26, 2014*	($12,000,000)
	December 26, 2014*	($8,000,000)
	March 27, 2015*	($3,000,000)
	June 26, 2015*	$1.00
	September 25, 2015 and thereafter*	TBD
*measured on a trailing two fiscal quarter basis

The following financial covenant analys[is][es] and information set forth in Schedule 1 attached hereto are true and accurate as of the date this Certificate is delivered to Bank as set forth in the first line of this Certificate.

The following are the exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions to note.”)

------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

ADMINISTRATIVE BORROWER: AVIAT NETWORKS, INC. By: ______________________________ Name: ________________________ Title: ________________________
BANK USE ONLY

Received by: _________________________
AUTHORIZED SIGNER
Date: _______________________________

Verified: ____________________________
AUTHORIZED SIGNER
Date: _______________________________

Compliance Status: Yes No

Schedule 1 to Compliance Certificate

Financial Covenants of Borrower

In the event of a conflict between this Schedule and the Loan Agreement, the terms of the Loan Agreement shall govern.

Dated:    ____________________

I.    Adjusted Quick Ratio (Section 6.9(a))

Required:    1.05:1.00

Actual:

A.1.	Unrestricted cash and Cash Equivalents of Borrowers, net billed accounts receivable and investments with Bank with maturities of fewer than 12 months determined according to GAAP	$_______
B.1.	All obligation and liabilities of Borrowers to Bank	$_______
B.2.	Aggregate amount of Borrowers’ Total Liabilities maturing within 1 year (without duplication)	$_______
B.3.	Current Liabilities (B.1. plus B.2.)	$_______
C.1.	Deferred Revenue	$_______
D.1.	Consolidated Funded Indebtedness (without duplication)	$_______
E.1.	Current Liabilities (less Deferred Revenue) plus, without duplication, Consolidated Funded Indebtedness (B.3. minus C.1. plus D.1)	$_______
F.	Adjusted Quick Ratio (ratio of A.1. to E.1)	1.___:1.00
Is line F at least 1.05?

_______      No, not in compliance                _______      Yes, in compliance

II.    EBITDA (Section 6.9(b))
Required:

Fiscal Quarter End	EBITDA
March 28, 2014	($17,000,000)
June 27, 2014*	($27,000,000)
September 26, 2014*	($12,000,000)
December 26, 2014*	($8,000,000)
March 27, 2015*	($3,000,000)
June 26, 2015*	$1.00
September 25, 2015 and thereafter*	TBD
*measured on a trailing two fiscal quarter basis
Actual:

A.	Consolidated Net Income	$______________
To the extent deducted in the calculation of Net Income (Line A):
	(i) Consolidated Interest Charges	$______________
	(ii) Income tax expense	$______________
	(iii) Depreciation and amortization expense	$______________
	(iv) Restructuring charges incurred in connection with impairment of real estate (to the extent agreed to by Bank in writing)	$______________
	(v) Non-cash stock-based compensation expense	$______________
	(vi) Non-cash charges for customer inventory due to downward revaluation	$______________
	(vii) Non-cash charges related to discontinued operations occurring prior to the Effective Date	$______________
	(viii) Other non-recurring non-cash expenses	$______________
B.	Sum of (i) through (viii)	$______________
To the extent included in calculating Consolidated Net Income (Line A):
	(i) Income tax credits	$______________
	(ii) Other non-cash items increasing Consolidated Net Income	$______________
C.	Sum of Line (i) through (ii)	$______________
D.	EBITDA (A. plus B. minus C.)	$______________

Is Line D at least the amount required (see chart above)? _____ No, not in compliance    _____ Yes, in compliance